UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 6, 2018
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective September 6, 2018, BioRestorative Therapies, Inc. (the "Company") issued a promissory note, dated August 31, 2018, to Tangiers Global, LLC ("Tangiers") in the principal amount of $350,000 (the "Tangiers Note") pursuant to a debt financing in which Tangiers funded the sum of $322,000, and $28,000 was retained in an original issue discount for due diligence and legal expenses.  The Tangiers Note provides for the payment of the principal amount, together with guaranteed interest equal to 6% of the principal amount of the Tangiers Note, on March 31, 2019.  The Tangiers Note is convertible, at the option of Tangiers, into shares of common stock of the Company at a conversion price of $2.15 per share, subject to adjustment.

The foregoing description of the Tangiers Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Tangiers Note in the form filed as Exhibit 10.1 to this Current Report, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above.

Between September 3, 2018 and September 7, 2018, the Company issued an aggregate of 308,206 shares of common stock in exchange for outstanding indebtedness in the aggregate amount of $292,095, inclusive of accrued and unpaid interest.

For each of the securities issuances, the Company relied upon Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act"), as transactions by an issuer not involving any public offering or Section 3(a)(9) of the Act as a security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange. For each such transaction, the Company did not use general solicitation or advertising to market the securities, the securities were offered to a limited number of persons, the investors had access to information regarding the Company (including information contained in the Company's Form S-1, Annual Report on Form 10-K for the year ended December 31, 2017, Quarterly Reports on Form 10-Q for the periods ended March 31, 2018 and June 30, 2018, Current Reports on Form 8-K filed with the Securities and Exchange Commission and press releases made by the Company), and management of the Company was available to answer questions from prospective investors.  The Company reasonably believes that each of the investors is an accredited investor.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1 6% Fixed Convertible Promissory Note, dated August 31, 2018, issued by BioRestorative Therapies, Inc. to Tangiers Global, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: September 7, 2018	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer